SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  July 31, 2006
                Date of Report (Date of earliest event reported)


                           HIRSCH INTERNATIONAL CORP.
             (Exact name of Registrant as specified in its charter)


         Delaware                      0-23434                       11-2230715
(State or other jurisdiction    (Commission File Number)          (IRS Employer
     of incorporation)                                   Identification Number)



                                50 Engineers Road
                            Hauppauge, New York 11788


                                 (631) 436-7100
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

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     [ ]  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1    REGISTRANT'S BUSINESS AND OPERATIONS
Item 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On July 31, 2006, Hirsch International Corp. ("Hirsch" or the "Company"), through its wholly-owned subsidiary Hirsch Distribution, Inc. ("Distribution"), completed a transaction with MHM Siebdruckmaschinen GmbH, an Austrian corporation ("MHM") pursuant to which Distribution and MHM entered into a certain Distribution Agreement (the "Distribution Agreement") which granted
Distribution certain exclusive rights to sell and distribute MHM's screen printing machines and related products within the United States, Canada and their possessions and territories upon the terms and conditions set forth therein. The Distribution Agreement also provides for the parties to negotiate in the future for the addition of the Caribbean to Distribution's territory.

     As additional consideration for the entry into the Distribution Agreement, Hirsch agreed to guaranty Distribution's obligations to pay for products ordered from MHM pursuant to the Distribution Agreement.

     The Distribution Agreement provides for an initial term of ten (10) years with successive and automatic ten (10) year renewal term unless either party gives written notice of termination at least one (1) year prior to the expiration of the then current term. The Distribution Agreement can also be terminated by either party upon the material breach or default by the other party which continues unremedied for a period of thirty (30) days following written notice thereof, or upon the happening of certain specified events.

     A copy of the press release dated August 2, 2006 announcing the new relationship is annexed to this Report on Form 8-K.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (d)  Exhibits

     Exhibit 10.1 Distribution Agreement dated as of July 8, 2006 by and between Hirsch Distribution, Inc. and MHM Siebdruckmaschinen GmbH.

          Exhibit 10.2  Guaranty Letter.

          Exhibit 99.1  Press Release dated August 2, 2006.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          HIRSCH INTERNATIONAL CORP.


                                          By: /s/ Beverly Eichel
                                          ----------------------
                                          Beverly Eichel
                                          Executive Vice President - Finance,
                                          Chief Financial Officer and Secretary

Dated:  August 3, 2006



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